EXHIBIT 32.2

                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

       (1) The Report fully complies with the requirements and Exchange Act of 1934; and

       (2)    The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company

                                           Date: August 14, 2007

                                           /s/ JoAnne Roberts
                                           -------------------------------------
                                           JoAnne Roberts
                                           Senior Vice President and
                                           Chief Financial Officer